UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2011

Citi Trends, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51315	52-2150697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

104 Coleman Boulevard, Savannah, Georgia		31408
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (912) 236-1561

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre- commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 27, 2011, Citi Trends, Inc. (the “Company”) entered into a Credit Agreement among the Company, as Borrower, the Company’s wholly-owned subsidiary, Citi Trends Marketing Solutions, Inc., as Guarantor, and Bank of America, N.A., as Lender (the “New Credit Facility”).

The five-year, $50 million New Credit Facility includes a $25 million uncommitted “accordion” feature that under certain circumstances could allow the Company to increase the size of the facility to $75 million.  Borrowings, if any, under the New Credit Facility will bear interest (a) for LIBOR Rate Loans, at LIBOR plus 1.5%, or (b) for Base Rate Loans, at a rate equal to the highest of (i) the prime rate plus 0.5%, (ii) the Federal Funds Rate plus 1.0%, or (iii) LIBOR plus 1.5%.  The New Credit Facility is secured by the Company’s inventory, accounts receivable and related assets, but not its real estate, fixtures and equipment.  The New Credit Facility contains one financial covenant, a fixed charge coverage ratio, which is tested only in certain circumstances.

In conjunction with the closing of the New Credit Facility, the Company terminated its prior Credit Agreement dated March 26, 2008, among the Company, as Borrower, Citi Trends Marketing Solutions, Inc., as Guarantor, and Bank of America, N.A., as Lender (as thereafter amended, the “Old Credit Facility”).  The $20 million Old Credit Facility was unsecured and set to expire in 2012.  At the time of termination, there were no borrowings outstanding under the Old Credit Facility.

A copy of the Company’s Press Release, issued November 2, 2011 (the “Press Release”), announcing the New Credit Facility is attached to this Current Report on Form 8-K (“Current Report”) as Exhibit 99.1.  The content of Exhibit 99.1 is incorporated herein solely for purposes of this Item 1.01 disclosure.

Item 1.02. Termination of a Material Definitive Agreement.

The discussion in Item 1.01 of this Form 8-K regarding the termination of the Old Credit Facility is hereby incorporated by reference.

Item 2.03. Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The discussion in Item 1.01 of this Form 8-K regarding the New Credit Facility is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated November 2, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITI TRENDS, INC.

Date: November 2, 2011
	By:	/s/ Bruce D. Smith
	Name:	Bruce D. Smith
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated November 2, 2011